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                                                                    EXHIBIT 10.3

                             APOGEE TECHNOLOGY, INC.
                          STOCK SUBSCRIPTION AGREEMENT

Apogee Technology, Inc.
129 Morgan Avenue
Norwood, MA  02760

Ladies and Gentlemen:

      Subject to the terms and conditions set forth below, the undersigned hereby offers to purchase from Apogee Technology, Inc., a Delaware corporation (the "Company"), _____ shares of the Company's Common Stock, par value $.01 per share (the "Shares"), for the aggregate purchase price of $______ in cash ($3.00 per share), which accompanies this Agreement.

      In connection with the execution of this Agreement and to induce the Company to sell the Securities to the undersigned, the undersigned hereby represents, warrants and agrees as follows:

      1. Accredited Investor. I am an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), for the following reason (Please initial one or more):

      ___ My individual income was in excess of $200,000 in each of the past two years, or my joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect my income to reach the same level in the current year.

      ___ My individual net worth or joint net worth with my spouse exceeds $1,000,000.

      ___ The undersigned is a trust, corporation or partnership with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase of the Securities will be directed by a person whose knowledge and experience in financial and business matters is such that he or she is capable of evaluating the merits and risks of the investment in the Securities.

      ___ The undersigned is an entity in which all of the equity owners are accredited investors.

      ___   Other (Please specify): ___________________________________________

      2. Experience and Suitability. I am qualified by my knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Securities and to make an informed decision relating thereto. I have the financial capability for making the investment and protecting my interests, and I can afford a complete loss of the investment. The investment is a suitable one for me.

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      3. No Need for Liquidity. I am aware that I will be unable to liquidate my investment readily in case of an emergency and that the Securities being purchased may have to be held for an indefinite period of time. My overall commitment to investments which are not readily marketable is not excessive in view of my net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. In view of such facts, I acknowledge that I have adequate means of providing for my current needs, anticipated future needs and possible contingencies and emergencies and have no need for liquidity in the investment in the Securities. I am able to bear the economic risk of this investment.

      4. Opportunity to Investigate. Prior to the execution of this Agreement, my advisors and I have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this transaction, and the finances, operations, business and prospects of the Company. My advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities, and I am satisfied that I have received information with respect to all matters which I consider material to my decision to make this investment.

      5. Investment Purpose. I am acquiring the Securities for my own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Securities. I understand that the Securities have not been registered under the Securities Act or the securities laws of any state, and I hereby agree not to make any sale, transfer or other disposition of any such Securities unless either (i) the Securities first shall have been registered under the Securities Act and all applicable state securities laws, or
(ii) an exemption from such registration is available, and the Company has received such documents and agreements from me and the transferee as the Company requests at such time.

      6. Legends. I understand that until the Securities have been registered under the Securities Act and applicable state securities laws each certificate representing such securities shall bear a legend substantially similar to the following:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, have been acquired for investment, and may not be sold, pledged, hypothecated or otherwise transferred unless a registration statement under the Act and applicable state law is in effect with regard thereto or unless an exemption from such registration is available.

      7. No Regulatory Approval of Merits. I understand that neither the Securities and Exchange Commission nor the commissioner or department of securities or attorney general of any state has passed upon the merits or qualifications of, nor recommended nor approved, the


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Securities. Any representation to the contrary is a criminal offense.

      8. Independent Advice. I understand that I am urged to seek independent advice from my professional advisors relating to the suitability for me of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such an investment.

      9. Indemnification. I understand the meaning and legal consequences of this Agreement and agree to indemnify and hold harmless the Company and each director and officer thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained in this Agreement.

      10. Authority and Noncontravention. The execution and performance hereof violates no order, judgment, injunction, agreement or controlling document to which the undersigned is a party or by which the undersigned is bound. If an organization, (i) the undersigned is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed;
(ii) the undersigned has the right and power under its organizational instruments to execute, deliver and perform its obligations hereunder; and (iii) this Agreement has been duly authorized by all necessary action on the part of all officers, directors, partners, stockholders and trustees and will not violate any agreement to which the undersigned is a party; and (iv) the individual executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of the organization. The undersigned has not been organized for the purpose of subscribing for the Securities.

      11. Duration. I understand that I may not cancel, terminate or revoke this Agreement or any agreement made by me hereunder and that this Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

      12. Further Assurances. Within ten (10) days after receipt of a written request from the Company, I agree to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

      13. Miscellaneous.

            (a) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

            If to the undersigned:


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                  To the address designated in Section 14 hereof.

            If to the Company:

                  To the address set forth at the top of this Agreement.

      All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

            (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

            (c) Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

            (d) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

            (e) Assignment. This Agreement may not be transferred or assigned without the prior written consent of the Company and any such transfer or assignment shall be made only in accordance with applicable laws and any such consent.

            (f) Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.


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            (g) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

            (h) Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the Commonwealth of Massachusetts or of the United States of America for the Eastern District of Massachusetts. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 13 (a) hereof.

            (i) Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect .

            (j) Interpretation. The parties hereto acknowledge and agree that:
      (i) each party and its or his counsel has reviewed the terms and provisions of this Agreement; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall include all persons.

            (k) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

            (l) No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or


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      further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

            (m) Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive (i) the execution and delivery hereof, (ii) any investigations made by or on behalf of the parties and (iii) the closing of the transaction contemplated hereby, and shall remain in full force and effect for a period of three years following the date of such closing.

            (n) Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

            (o) No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the part of the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

            (p) Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      14. I am purchasing the Securities as follows (please check as appropriate):

             _____ individually           _____ in trust

             _____ joint tenants          _____ as a partnership

             _____ tenants in common      _____ other: ____________________

      Name:___________________________________________________


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      Telephone:______________________________________________

      Home Address:___________________________________________

      City:___________________________________ State:_________

      Zip:____________________________________________________

      Business:_______________________________________________

      Address:________________________________________________

      City:___________________________________ State:_________

      Zip:____________________________________________________

      Business Telephone:_____________________________________

      Communications should be sent to (please check one):     ____ business or
                                                               ____ home address

      Federal Income Tax I.D. No. (Social Security Number for Individual Investors):
      ________________________


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      15.  Under penalties of perjury, I certify that:

            A. The number shown above is my correct Taxpayer Identification Number;

            B. I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of this ___th day of ______________, 2000.


                                             (For Co-owners, if applicable)


__________________________________           __________________________________
Investor Signature                           Investor signature

__________________________________           __________________________________
Print Name                                   Print Name


         ***************************************************************

The foregoing subscription for Securities of Apogee Technology, Inc. is hereby accepted.

                                    APOGEE TECHNOLOGY, INC.


                                    By:________________________________________
                                          David Spiegel, President

                                    DATE:______________________________________